UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2017

Item 1. Report to Shareholders

International Discovery Fund	April 30, 2017

The views and opinions in this report were current as of April 30, 2017. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Against a benign backdrop for riskier assets, including international currencies and equities, I am pleased to report on a period of above-average U.S. dollar returns and an excess return versus our primary benchmark over both the last six and 12 months. The gains helped us build on our strong long-term track record—as of the end of April, the fund has averaged an annual return of 10.29% since its inception in 1988. (The S&P Global ex-U.S. Small Cap Index was not incepted until the end of 1997, making performance comparisons difficult. From 12/31/1997 to 4/30/2017, the fund had an average annual return of 12.03%, while the S&P benchmark returned 8.23%.) In an era that is being marked by a tectonic shift to passive funds, this was all the more satisfying an outcome—if, we concede, a necessary one to demonstrate the value of our active approach.

The International Discovery Fund returned 11.99% in the six months ended April 30, 2017. The fund outpaced its S&P Global ex-U.S. Small Cap Index benchmark for the period, as well as its Lipper benchmark, while trailing the MSCI EAFE Small Cap Index. The fund’s longer-term performance versus its peers remains excellent: Based on cumulative total return, Lipper ranked the International Discovery Fund 20 of 186, 10 of 144, 17 of 126, and 9 of 73 international small/mid-cap growth funds for the 1-, 3-, 5-, and 10-year periods ended April 30, 2017, respectively. Past performance cannot guarantee future results.

MARKET ENVIRONMENT

On the macro front, the backup in bond yields that I alluded to six months ago—which at the time felt like a real challenge—proved, at least in the short term, to be a head fake, and market rates globally have receded. In addition, despite some recent softer data from the U.S., we are in the unusual situation where all four major economic blocks—the U.S., Japan, China, and even torpid Europe—are enjoying the positive impulse of accelerating economies. The effect of this has been an improving global profit backdrop, and we have evidence from our companies that we have entered the first period of positive earnings momentum since 2012.

Inflation expectations, while rising, generally remain subdued. The “reflation trade” has truly been with us, and not exclusively as a function of an expected growth dividend from more pro-cyclical policies from Washington; indeed, the trade appears to be happening in spite of the Trump administration rather than because of it. Trade data have picked up even in emerging markets, with the 2016 rebound in commodity prices only part of the story. Adjustment has taken place via the foreign exchange markets, and many emerging markets find themselves competitive again. This was another unexpected outcome given the narrative of restrictions to global trade around the U.S. presidential election, and talk of protectionism has thus far proved a red herring.

The Federal Reserve raised rates by 25 basis points (0.25 percentage points) at the conclusion of its December and March meetings, with very little negative impact on the demand for riskier assets. Meanwhile, the European Central Bank and the Bank of Japan continued their respective programs of unconventional monetary policy, with the latter committed to managing the 10-year government bond yield at 0%. European politics saw the repudiation of populist movements in Holland, Spain, Austria, and, recently, France, which crucially meant the near elimination of the tail risk of the unraveling of the euro—proving after last year’s events that politics can be a source of positive as much as negative surprises. In summary, this was universally an equity-friendly environment.

Typically, in an environment of accelerating growth, you would expect two things to happen. First, small companies should outperform their large peers. While this was the case to some extent, the excess return to small companies was limited by the tilt toward large-cap banks and financials, which did particularly well in Europe. Second, value should outperform growth as an investment style. While value stocks, particularly European financials, did well over the past six months, the impact was not as extreme as this time last year, when I wrote you that “we are witnessing a ‘reflation rally’ in which cyclical and value factors are in the ascendency. ‘Growth’ as both an investment factor and style is, temporarily at least, unfashionable.” The difference between the last six months and that period is that we then saw a very sharp turnaround in energy and materials, where we were underexposed. Over the past six months, the cyclical rally has been concentrated in technology and capital goods, while resources lagged. This has made the sectoral picture helpful given our structural biases—notably, an overweight to technology and an underweight to resources.

“International stocks” as an asset class is a very heterogeneous set of markets. Taken as a group, however, the relative performance of international versus U.S. equities has been abject over the last decade—in cumulative terms, the underperformance of international equities in U.S. dollar terms has been on the order of magnitude of 80%. As a longstanding international equity fund manager and champion of the asset class, this is a statistic that gives me no pride at all. Recent months, however, have seen a slowing of the trend. Perusing the country subindices of our primary benchmark, I note that a handful of markets that we routinely invest in have outperformed the U.S. to date in 2017 (through April 30)—and Denmark, France, the Netherlands, and Switzerland have roughly doubled the return of the U.S. in dollar terms.

Subjectively, the ingredients for international outperformance have fallen into place: Currencies have stabilized versus the dollar despite monetary policy that should, on the face of it, be positive for the dollar; all the major economic blocks are recovering simultaneously and earnings are finally out of recession; valuation differentials, particularly cyclically adjusted P/E ratios, unambiguously tilt to internationals’ favor; and structural changes in markets such as Japan and China could be very meaningful over time. While there are some wrinkles to this picture, I believe the long-term cycle could be turning in internationals’ favor.

PORTFOLIO REVIEW

One sign of a healthy market—just as a wet nose is to a dog—is high dispersion of returns. Looking at the list of our top contributors over the period, one, Wandisco, was up 259%, while another, IQE, was up 122%, and a further five were up more than 50% all in dollar terms. Gratifyingly, we had no significant drawdowns or accidents, with no single holding down more than 25% over the period. We created the most value in China, Canada, and the UK by virtue of good stock selection and, in the case of Canada, by being underweight in that energy-heavy market. We subtracted value, albeit marginally, due to underperforming in rising markets in India and Germany. The six-month investment results are satisfying, however, in as much as “alpha,” or excess return, was evenly distributed across the portfolio. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

When analyzing the performance attribution data, I identified several themes worthy of comment. First, our performance in China, where we have been consistently successful in picking good stocks—and I would pay tribute to my co-manager, Wenli Zheng, for his skill and knowledge in this market. The combination of contextual, cultural, and language barriers make this a particularly inaccessible market for foreign funds. Nevertheless, it is only likely to become more important to international investors as sections of the market previously restricted to foreigners, notably the A share market, are opened and get included in global indices. Our current weighting of 8.7% compares with a benchmark weighting of 5.4%, though this figure arguably understates the scale of the opportunity in China. The economy has picked up strongly since the unofficial bottom in December 2015 as the credit cycle has turned expansionary. Officially, the economy is growing at a consistent 6.5% to 7.0% annualized pace, quarter in and quarter out. This is China’s version of “fake news,” however, as what we see on the ground has been a much more accentuated cycle. Currently, we believe the producer price index is running at 7%, following years of stagnating or falling factory gate prices. This turnaround in nominal prices is proving to be the catalyst for the first earnings upcycle since 2012. That we have been able to identify good businesses that have given us upside—while also avoiding large drawdowns in what is a highly cyclical market—is testimony to our structure of having local teams on the ground (in this case, Hong Kong).

Next, the rewards of patience. Ours is an open-ended, time-unconstrained fund, which we run on a diversified basis and with a long-term time horizon evidenced by low turnover. We are therefore not compelled to sell because of the need to return capital to shareholders or because of a stop-loss. In a market that has a tendency for myopia, time is one of our big advantages. Two recent examples bear this out. IQE, a manufacturer of epitaxial wafers (or epi-wafers), has been a long-term holding in the portfolio, and our team analyst Sindee Tan has worked tirelessly and assiduously on this company for many years. It has long been an unrewarding position, one too often caught up in the vicious inventory cycle of the smartphone industry it serves. Nevertheless, we believed in the technology and the company’s strategy to diversify its client and application base. We were well rewarded as the stock rose by 122% over the period, making it our fund’s leading contributor and bringing it five times off its recent low in October 2014. Fufeng, a Chinese producer of bulk MSG, a popular food ingredient, has been consolidating the industry. The company had been a poor performer as the price of corn, a key input, was kept artificially high. With corn prices having fallen, we are now seeing the benefits of the company’s internal restructuring measures.

When I look at what is and is not working in the portfolio, one of the most dramatic effects I see is the disruptive impact of the Internet on retailing, both positive and negative. We all know of the power of the behemoth that is Amazon. Our second- and third-largest contributors are companies that share characteristics similar to Amazon, if much smaller in scope and earlier in their life cycles Shopify (Canada) is an e-commerce platform for small and medium-sized businesses, allowing merchants to sell their products across many “storefronts,” including Web, mobile, Facebook, and bricks-and-mortar stores. The company was founded in 2004 by Tobias Lütke, who tried to set up a website to sell snowboards online and discovered there was no software fit for that purpose. While Shopify attracts customers via its front-end, it is the back-end, which integrates data and processes across all storefronts, that is the real hook. MercadoLibre (Argentine ADR) is the largest online trading platform in Latin America and the market leader in e-commerce in nine countries based on unique visitors and page views. The company is currently putting up growth figures of about 40% in a regional economy that is still sluggish. E-commerce in Latin America has lagged its growth in Asia, primarily because of the lack of affordable payment options and the lack of efficient logistics. By investing in a payments platform and logistics, MercadoLibre is solving for these twin impediments and, in turn, increasing the growth of its own business. Yoox Net-a-Porter (Italy) was a detractor over the period, but we added into weakness on the conviction that this Italian-UK entity will be the third-party platform of choice for luxury brands, which have until lately been reluctant to sell online.

We participated in the initial public offering (IPO) of Zhou Hei Ya (ZHY), a leading snack food company in China. ZHY makes braised duck, which is a food with over 1,000 years of history in China. The company is the first mover in industrializing this traditional yet fragmented industry. It established an iconic brand through a vertically integrated model—from research and development, manufacturing, and fulfillment to directly operated retail stores. ZHY has superior returns at the store level (sales per square feet are three to four times that of KFC China) and has the potential to triple its number of stores over the next five to seven years. We found the IPO valuation attractive at 15 times fiscal year 2017 earnings. We bought Fukuoka Financial, a regional Japanese bank, from Kyushu, which is buying up other regional banks. In itself, this is unremarkable; however, Fukuoka’s method is eye-catching in that it restructures its acquisitions by integrating its own IT systems and rationalizing bank branches. At 8.5 times current year earnings and 0.55 times book value, this remains a pocket of deep value in international markets. We reinitiated a position in Swedish medical equipment maker Elekta, enthused about its new management, better working capital control, and the prospects for a new generation of radiography machines. Elekta has the characteristics we look for in medical technology: high market share (Elekta essentially shares a duopoly with Varian) and a pattern of robust spending in developing mission-critical or, indeed, life-saving equipment.

Given the background of buoyant markets and the high number of new issues on offer, we maintained our investment discipline and were very selective in participating in IPOs. Apart from ZHY, only Aumann (Germany) made the grade with what we believe to be a leading position in machine tools for the production of electric motors, which will play into the much-vaunted and now burgeoning electric vehicle market. We received two takeover bids in the UK, neither of which came to a satisfactory conclusion. In January, food wholesaler Booker received a bid from supermarket giant Tesco at the equivalent of a 12% premium. Given this was an all-stock bid and receiving a stake in Tesco is at odds with our small-cap growth mandate, we sold our position. In April, we received a bid for testing business Exova. We like the company for its exposure to product quality analysis and regulation in growth industries, but the shareholder structure was an oddity—2.5 years after its IPO it remained in the majority hands of a private-equity fund. We were left as bystanders, therefore, as one private-equity fund sold to another, leaving us deeply unsatisfied with the 10% premium to its trading price. The offer for Nisshin Steel from associate company Nippon Steel happened at a much more friendly 44% premium—a sign of the times that minority shareholders are being better treated in Japan than in the UK?

OUTLOOK AND CONCLUSION

As ever, the key driver for the portfolio is bottom-up stock picking. We do try to take a holistic view of the world when trying to understand risks and opportunities, however, and I hope the respective sections of this letter give you a flavor of that effort. We have enjoyed a good six months, a good 12 months, and, indeed, a remarkable run since markets bottomed eight years ago. The period has been characterized by conditions favorable to financial assets: a business cycle of modest amplitude (except for in certain emerging markets and peripheral Europe), low trend growth but low volatility, unconventionally stimulative monetary policy, declining inflation, and improving governance standards in global markets. While there is much to be positive about going forward, valuation is no longer our friend, and risk no longer comes cheap. The current earnings upcycle should be durable, but given how long we have lived with ultralow interest rates, it is easy to forget how extraordinary monetary policy has been—and how it must eventually revert to more normal patterns. All cycles (by definition) and eras come to an end. Although I am not calling an end to this positive cycle just now, it will come. To use the words of the late, great Barton Biggs (borrowing in turn from the poet Robert Frost), I am just not sure whether it ends in fire or ice.

Talking of legends, I recently reread an article by my colleague Steve Norwitz celebrating the career of T. Rowe Price’s own departed Jack Laporte—a pioneer in small-cap investing. I paraphrase: “Finding true growth companies is not an easy task. But when we are fortunate enough to find the companies that have the potential to grow their earnings at well above average for five to 10 years, the thing that distinguishes a great growth fund is the steel it will take not to trade out of those winning investments too soon.” Our job as a team is to keep finding the next great growth companies and have the courage of our convictions to run with them. I called out a couple of team members in this letter for their contributions, but there are more, and our performance is a genuine team effort.

Thank you for your ongoing trust and support.

Justin Thomson
Chairman of the fund’s Investment Advisory Committee

May 12, 2017

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Small and medium-sized companies are generally riskier because they may have limited product lines, capital, and managerial resources. Their securities may trade less frequently and with greater price swings. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Initial public offering (IPO): The first sale of stock to the public by a formerly private company.

Lipper averages: The averages of available mutual fund performance returns in categories defined by Lipper Inc.

MSCI EAFE Small Cap Index: A market capitalization-weighted index of small-cap stocks in developed world markets.

Price/earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. The ratio is a measure of how much investors are willing to pay for the company’s earnings.

S&P Global ex-U.S. Small Cap Index: An index that tracks the performance of smaller companies in developed markets outside the U.S.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 4/30/17
MercadoLibre, Argentina	1.4%
Yoox Net-A-Porter, Italy	1.1
Playtech, United Kingdom	1.0
Victrex, United Kingdom	0.9
Axiare Patrimonio Socimi, Spain	0.9
Ascential, United Kingdom	0.9
Nippon Seiki, Japan	0.8
Fisher & Paykel Healthcare, New Zealand	0.8
IQE, United Kingdom	0.8
Obara Group, Japan	0.8
Abcam, United Kingdom	0.7
Tecan, Switzerland	0.7
Norma, Germany	0.7
Just Eat, United Kingdom	0.7
Sino Biopharmaceutical, China	0.7
Fujitec, Japan	0.7
Shopify, Canada	0.7
Yes Bank, India	0.7
DCC, Ireland	0.7
Sanwa Holdings, Japan	0.7
Dufry, Switzerland	0.7
Maisons Du Monde, France	0.7
Amadeus IT, Spain	0.6
Fufeng, China	0.6
Eurofins Scientific, France	0.6
Total	19.6%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

Investor Class

	6 Months Ended 4/30/17	Year Ended 10/31/16	10/31/15	10/31/14	10/31/13	10/31/12
NET ASSET VALUE						
Beginning of period	$ 55.73	$ 55.60	$ 56.11	$ 55.26	$ 45.24	$ 39.78
Investment activities						
Net investment income[(1)]	0.10	0.27	0.41	0.43	0.66	0.57
Net realized and unrealized gain / loss	6.39	2.61	2.91	1.96	10.26	5.27
Total from investment activities	6.49	2.88	3.32	2.39	10.92	5.84
Distributions						
Net investment income	(0.31)	(0.37)	(0.45)	(0.62)	(0.51)	(0.38)
Net realized gain	(0.91)	(2.38)	(3.38)	(0.92)	(0.39)	–
Total distributions	(1.22)	(2.75)	(3.83)	(1.54)	(0.90)	(0.38)
NET ASSET VALUE						
End of period	**$ 61.00**	**$ 55.73**	**$ 55.60**	**$ 56.11**	**$ 55.26**	**$ 45.24**

Ratios/Supplemental Data

Total return[(2)]	11.99%	5.40%	6.63%	4.45%	24.56%	14.91%
Ratio of total expenses to average net assets	1.19%[(3)]	1.20%	1.20%	1.21%	1.23%	1.23%
Ratio of net investment income to average net assets	0.38%[(3)]	0.50%	0.75%	0.76%	1.32%	1.38%
Portfolio turnover rate	11.2%	27.5%	39.6%	41.6%	50.5%	40.2%
Net assets, end of period (in millions)	$ 3,763	$ 3,347	$ 4,222	$ 3,549	$ 3,354	$ 2,775

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	$ Value
ARGENTINA 1.4%		
Common Stocks 1.4%		
MercadoLibre (USD)	344,400	78,837
Total Argentina (Cost $34,625)		78,837
AUSTRALIA 2.4%		
Common Stocks 2.4%		
BT Investment Management	3,067,120	27,398
Cochlear	326,230	34,150
Greencross	3,142,028	15,987
Myob	9,443,344	24,866
Quintis	19,019,982	17,099
Reliance Worldwide	8,401,700	19,140
Total Australia (Cost $105,678)		138,640
BRAZIL 1.8%		
Common Stocks 1.4%		
BR Malls Participacoes	4,263,090	18,992
Brasil Brokers Participacoes (1)(2)	9,933,800	5,101
Iguatemi Empresa de Shopping Centers	2,177,300	22,754
OdontoPrev	4,165,200	15,025
Transmissora Alianca de Energia Eletrica, Equity Units	2,732,585	19,810
		81,682
Preferred Stocks 0.4%		
Marcopolo (1)	29,139,183	22,033
		22,033
Total Brazil (Cost $101,946)		103,715
CANADA 2.3%		
Common Stocks 2.3%		
Altus Group	1,003,300	22,638

Computer Modelling (3)	761,800	6,027
Descartes Systems (2)	979,500	22,603
DIRTT Environmental Solutions (2)	4,071,770	19,746
Seven Generations Energy, Class A (2)	639,430	11,322
Shopify, Class A (2)	544,443	41,368
Spin Master (2)	279,583	8,033
Total Canada (Cost $102,084)		131,737

CHINA 7.9%

Common Stocks 6.9%

58.com, ADR (USD) (2)(3)	610,367	24,158
CSPC Pharmaceutical (HKD)	18,236,000	25,294
Fufeng (HKD) (3)	55,028,000	37,606
Haier Electronics (HKD)	14,626,000	33,915
Lonking Holdings (HKD)	89,009,000	24,898
Luthai Textile, B Shares (HKD) (1)	19,948,219	23,413
Minth Group (HKD)	7,214,000	26,772
Sino Biopharmaceutical (HKD)	51,286,000	42,146
TAL Education, ADR (USD) (2)(3)	239,600	28,539
Tong Ren Tang Technologies, H Shares (HKD)	11,976,000	20,179
TravelSky Technology, H Shares (HKD)	12,331,000	32,456
Weifu High-Technology, B Shares (HKD)	7,444,673	18,083
YY, ADR (USD) (2)	740,400	36,257
Zhou Hei Ya International Holdings (HKD) (2)	27,667,000	29,303
		403,019

Common Stocks - China A shares 1.0%

Hangzhou Robam Appliances (4)	3,624,613	28,650
Suofeiya Home Collection (4)	6,401,560	32,259
		60,909
Total China (Cost $342,854)		463,928

DENMARK 0.5%

Common Stocks 0.5%

Ambu, B Shares	628,643	30,929
Total Denmark (Cost $2,727)		30,929

EGYPT 0.5%

Common Stocks 0.5%

Edita Food Industries, GDR (USD)	827,302	5,772
Edita Food Industries, GDR (USD) (5)	946,188	6,614
Integrated Diagnostics Holdings (USD) (2)(3)	5,391,836	16,244
Total Egypt (Cost $32,995)		28,630

FINLAND 0.7%

Common Stocks 0.7%

Huhtamaki	653,211	25,320
Tokmanni	1,640,626	15,773
Total Finland (Cost $35,764)		41,093

FRANCE 3.6%

Common Stocks 3.6%

Biomerieux	114,587	22,915
Edenred	897,959	23,003
Eurofins Scientific	75,482	37,177
Gecina	238,169	33,874
Maisons Du Monde (2)	1,101,107	38,171
Nexity	117,589	6,393
Spie	958,062	26,553
Tarkett	493,563	23,190
Total France (Cost $131,464)		211,276

GEORGIA 0.4%		
Common Stocks 0.4%		
Georgia Healthcare (GBP) (2)	4,892,526	22,521
Total Georgia (Cost $12,533)		22,521
GERMANY 4.6%		
Common Stocks 4.6%		
Ado Properties	444,301	16,265
Aumann (2)	249,108	16,384
Brenntag	462,358	27,409
CTS Eventim	732,050	28,177
Norma	810,404	43,454
Scout24 Holding (2)	896,800	30,743
Stabilus	298,186	21,592
Takkt	744,588	17,695
Tele Columbus (2)	3,520,677	33,556
Wirecard (3)	548,173	32,414
Total Germany (Cost $160,057)		267,689
HONG KONG 1.4%		
Common Stocks 1.4%		
Chow Sang Sang Holdings International	8,050,000	20,574
Pacific Textiles	20,198,000	22,408
SITC International Holdings	34,864,000	24,974
SmarTone Telecommunications Holdings	10,554,000	14,781
Total Hong Kong (Cost $64,103)		82,737
INDIA 4.0%		
Common Stocks 4.0%		
Britannia Industries	418,877	23,578
Cummins India	789,845	12,238
Cyient	3,166,376	26,954

Dish TV India (2)	15,099,565	22,335
Emami	1,030,578	16,949
Escorts	2,776,351	23,625
Hexaware Technologies	6,213,210	22,313
Ipca Laboratories (2)	1,413,585	13,066
SH Kelkar (2)	3,231,771	16,256
TTK Prestige (2)	181,941	17,725
Yes Bank	1,628,010	41,267
Total India (Cost $154,069)		236,306

INDONESIA 0.6%

Common Stocks 0.6%

Mayora Indah	147,147,925	22,418
Surya Citra Media	54,115,300	11,580
Total Indonesia (Cost $20,757)		33,998

IRELAND 1.2%

Common Stocks 1.2%

DCC (GBP)	430,896	39,787
Paddy Power Betfair (EUR)	262,662	29,233
Total Ireland (Cost $28,351)		69,020

ITALY 3.7%

Common Stocks 3.7%

Amplifon	2,635,670	33,668
Banca Generali	909,498	26,135
Brunello Cucinelli	636,688	16,684
Cerved Information Solutions	1,447,753	15,457
FinecoBank Banca Fineco	4,303,286	30,655
Moncler	1,032,154	25,458

Yoox Net-A-Porter (2)(3)	2,468,502	65,594
Total Italy (Cost $160,209)		213,651

JAPAN 21.0%

Common Stocks 21.0%

Air Water	1,258,800	24,246
Bank of the Ryukyus	1,337,900	18,449
Benesse Holdings	168,300	5,079
Credit Saison	743,800	13,553
Daifuku	668,700	16,903
Daiichikosho	421,200	18,281
Daio Paper (3)	2,417,600	30,650
Disco	147,100	23,268
Eiken Chemical	843,000	23,157
Electric Power Development	1,130,300	26,221
Ezaki Glico	320,900	16,911
Fujitec (3)	3,504,700	41,535
Fujitsu General	1,750,000	37,119
Fukuoka Financial	6,843,000	31,217
Hikari Tsushin	304,800	29,274
Hitachi Metals	1,047,400	14,668
Horiba	492,100	29,012
Hoshino Resorts Real Estate Investment Trust	4,836	24,555
Japan Securities Finance	4,733,500	24,906
Kakaku.com	1,836,400	26,502
Koito Manufacturing	576,500	29,789
METAWATER	1,072,800	27,993
Miraca Holdings	284,600	13,122
Mitsui Fudosan Logistics Park (3)	6,595	19,261
Miura	1,040,500	17,435
Mori Hills REIT Investment	14,654	19,040
Musashi Seimitsu Industry	1,280,500	31,453
Nabtesco	871,900	24,719

NETHERLANDS 2.9%		
Common Stocks 2.9%		
Aalberts Industries (3)	714,517	28,332
Aalberts Industries, Rights, 5/18/17 (2)	714,517	—
Imcd	676,191	36,423
Intertrust (3)	1,082,090	21,682
Kendrion	540,374	19,291
Kendrion, Rights, 5/12/17 (2)	540,374	—
Shop Apotheke Europe (2)(3)	392,323	12,097
Takeaway.com Holding (2)	801,103	26,990
Van Lanschot, GDR	958,131	26,038
Total Netherlands (Cost $126,890)		170,853
NEW ZEALAND 0.8%		
Common Stocks 0.8%		
Fisher & Paykel Healthcare, Series C	6,532,862	45,194
Total New Zealand (Cost $12,872)		45,194
NORWAY 0.5%		
Common Stocks 0.5%		
XXL	2,632,424	28,343
Total Norway (Cost $25,446)		28,343
RUSSIA 0.4%		
Common Stocks 0.4%		
Mail.Ru, GDR (USD) (2)	871,189	22,933
Total Russia (Cost $22,691)		22,933
SOUTH KOREA 3.7%		
Common Stocks 3.7%		
AfreecaTV (1)	824,348	17,196

CJ CheilJedang	50,394	15,112
DuzonBizon	1,079,408	25,795
Eo Technics	252,834	18,824
GS Retail	603,658	28,165
Hanssem	109,207	21,112
Korean Reinsurance	1,562,820	15,512
LEENO Industrial	337,971	12,648
LIG Nex1	313,953	22,253
Osstem Implant (2)	554,017	25,677
S&T Motiv	305,434	12,077
Total South Korea (Cost $206,044)		214,371

SPAIN 3.8%

Common Stocks 3.7%

Acerinox	1,459,778	20,335
Amadeus IT, A Shares	702,511	37,914
Axiare Patrimonio Socimi	3,310,915	54,909
Baron de Ley (2)	104,639	12,952
Cie Automotive	866,997	18,638
Grifols	1,101,434	29,563
Laboratorios Farmaceuticos Rovi	1,290,055	21,371
Prosegur Cia de Seguridad	2,813,295	18,366
		214,048

Preferred Stocks 0.1%

Grifols, B Shares	228,375	4,880
		4,880
Total Spain (Cost $140,906)		218,928

SWEDEN 3.6%

Common Stocks 3.6%

Ahlsell (2)	3,229,916	21,698
Avanza Holding Bank (3)	650,236	26,097

Dometic	3,104,862	23,133
Elekta, B Shares	2,886,651	30,137
Inwido	1,195,006	17,160
Lindab International	2,455,405	22,430
Oriflame Holding	599,702	24,579
Thule	1,529,195	26,506
Vostok New Ventures, GDR (2)	2,659,771	20,717
Total Sweden (Cost $170,325)		212,457

SWITZERLAND 2.7%

Common Stocks 2.7%

Dksh Holding	429,844	34,623
Dufry (2)	233,298	38,227
SFS	123,646	12,339
Tecan	255,205	43,553
VAT Group (2)	222,260	28,539
Total Switzerland (Cost $104,315)		157,281

TAIWAN 1.2%

Common Stocks 1.2%

Addcn Technology	1,315,777	9,823
Catcher Technology	2,900,000	29,781
Sinbon Electronics	6,573,387	16,220
Teco Electric & Machinery	15,994,000	15,840
Total Taiwan (Cost $61,844)		71,664

THAILAND 0.2%

Common Stocks 0.2%

BEC World	20,700,500	11,191
BEC World, NVDR	967,400	523
Total Thailand (Cost $25,767)		11,714

UNITED ARAB EMIRATES 0.3%

Common Stocks 0.3%

Air Arabia	63,509,733	17,980
Total United Arab Emirates (Cost $18,182)		17,980

UNITED KINGDOM 13.2%

Common Stocks 13.2%

Abcam	3,943,490	43,775
Ascential	11,626,200	53,096
Cairn Homes (EUR) (2)	12,001,145	20,459
DFS Furniture	4,129,225	14,673
Ebiquity (1)	6,576,279	9,891
Exova	7,914,144	24,425
Flybe (1)(2)	15,435,996	8,023
Genus	780,763	17,342
Huntsworth	10,072,251	6,164
Intermediate Capital	2,998,894	30,354
Investec	4,934,373	36,556
IP (2)(3)	5,159,447	9,345
IQE (1)(2)	55,693,836	45,093
Just Eat (2)	5,646,188	42,208
LivaNova (USD) (2)	356,039	18,763
Majestic Wine (1)(3)	4,115,122	20,315
Oxford Instruments	2,255,816	28,911
Paysafe (2)	6,103,819	35,878
Pets At Home (3)	8,630,251	20,970
Playtech	4,934,424	61,283
Rathbone Brothers	438,128	13,355
Renishaw	373,315	16,513
Spirax Sarco Engineering	338,723	22,808
Ted Baker	637,516	23,058
Travelport Worldwide (USD)	792,800	10,441
Tyman	6,131,253	26,213

Victrex	2,222,271	55,123
WANdisco (1)(2)(3)	2,124,013	13,386
Xaar	3,424,617	16,663
YouGov (1)	6,297,903	23,242
Total United Kingdom (Cost $687,273)		768,326

VIETNAM 0.2%

Common Stocks 0.2%

Saigon Securities	14,616,869	14,082
Total Vietnam (Cost $13,898)		14,082

SHORT-TERM INVESTMENTS 7.4%

Money Market Funds 7.4%

T. Rowe Price Government Reserve Fund, 0.72% (1)(6)	432,912,453	432,912
Total Short-Term Investments (Cost $432,912)		432,912

SECURITIES LENDING COLLATERAL 2.8%

Investments in a Pooled Account through Securities Lending Program with JPMorgan Chase Bank 2.8%

Short-Term Funds 2.8%

T. Rowe Price Short-Term Fund, 0.88% (1)(6)	16,498,871	164,989
Total Investments through Securities Lending Program with JPMorgan Chase Bank		164,989
Total Securities Lending Collateral (Cost $164,989)		164,989

Total Investments in Securities
102.2% of Net Assets (Cost $4,691,860) $ 5,966,177

‡ Country classifications are generally based on MSCI categories or another unaffiliated third party data provider; Shares are denominated in the currency of the country presented unless otherwise noted.

(1) Affiliated Company

(2) Non-income producing

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $4,691,860)	$ 5,966,177
Receivable for investment securities sold	29,350
Receivable for shares sold	13,620
Dividends and interest receivable	12,933
Foreign currency (cost $3,243)	3,213
Cash	50
Other assets	22,869
Total assets	6,048,212
Liabilities	
Obligation to return securities lending collateral	164,989
Payable for investment securities purchased	13,525
Investment management fees payable	4,812
Payable for shares redeemed	3,923
Due to affiliates	184
Payable to directors	2
Other liabilities	21,343
Total liabilities	208,778
NET ASSETS	**$ 5,839,434**
Net Assets Consist of:	
Undistributed net investment income	$ 8,210
Accumulated undistributed net realized gain	66,050
Net unrealized gain	1,274,179
Paid-in capital applicable to 95,697,367 shares of $0.01 par value capital stock outstanding; 18,000,000,000 shares of the Corporation authorized	4,490,995
NET ASSETS	**$ 5,839,434**

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Operations

($000s)

			6 Months Ended 4/30/17
Investment Income (Loss)			
Income			
Dividend (net of foreign taxes of $3,930)			$ 39,130
Securities lending			706
Interest			2
Total income			39,838
Expenses			
Investment management			26,209
Shareholder servicing			
Investor Class	$	1,956	
I Class		7	1,963
Prospectus and shareholder reports			
Investor Class		127	
I Class		58	185
Custody and accounting			459
Registration			145
Legal and audit			50
Directors			9
Miscellaneous			89
Total expenses			29,109
Net investment income			10,729
Realized and Unrealized Gain / Loss			
Net realized gain (loss)			
Securities (net of foreign taxes of $674)			102,084
Foreign currency transactions			(634)
Net realized gain			101,450
Change in net unrealized gain / loss			
Securities			497,807
Other assets and liabilities denominated in foreign currencies			310
Change in net unrealized gain / loss			498,117
Net realized and unrealized gain / loss			599,567
INCREASE IN NET ASSETS FROM OPERATIONS			$ 610,296

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

	6 Months Ended 4/30/17	Year Ended 10/31/16
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 10,729	$ 26,099
Net realized gain	101,450	144,544
Change in net unrealized gain / loss	498,117	78,845
Increase in net assets from operations	610,296	249,488
Distributions to shareholders		
Net investment income		
Investor Class	(18,356)	(28,190)
I Class	(10,176)	–
Net realized gain		
Investor Class	(53,887)	(180,666)
I Class	(25,027)	(1,155)
Decrease in net assets from distributions	(107,446)	(210,011)
Capital share transactions*		
Shares sold		
Investor Class	441,417	771,822
I Class	500,662	1,651,666
Distributions reinvested		
Investor Class	68,091	199,742
I Class	34,496	1,138
Shares redeemed		
Investor Class	(419,001)	(1,804,134)
I Class	(141,466)	(229,480)
Redemption fees received		
Investor Class	110	249
I Class	62	27
Increase in net assets from capital share transactions	484,371	591,030
Net Assets		
Increase during period	987,221	630,507
Beginning of period	4,852,213	4,221,706
End of period	$ 5,839,434	$ 4,852,213
Undistributed net investment income	8,210	26,013

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The International Discovery Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks long-term growth of capital through investments primarily in the common stocks of rapidly growing, small- to medium-sized companies outside the U.S. The fund has two classes of shares: the International Discovery Fund (Investor Class) and the International Discovery Fund–I Class (I Class). I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Income distributions are declared and paid by each class annually. Distributions to shareholders are recorded on the ex-dividend date. Capital gain distributions are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, and when considered to be in the best interest of all shareholders, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the six months ended April 30, 2017, the fund realized $9,013,000 of net gain on $29,990,000 of in-kind redemptions.

New Accounting Guidance In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on April 30, 2017:

There were no material transfers between Levels 1 and 2 during the six months ended April 30, 2017.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging and Frontier Markets The fund may invest, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging and frontier market countries; at period-end, approximately 22% of the fund’s net assets were invested in emerging markets and 2% in frontier markets. Emerging markets, and to a greater extent frontier markets, generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. Investing in frontier markets is significantly riskier than investing in other countries, including emerging markets.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

China A shares The fund invests in certain Chinese equity securities (A shares) that have limited availability to investors outside of China. The fund gains access to the A share market through the Shanghai-Hong Kong Stock Connect program (Shanghai Stock Connect), through the Shenzhen-Hong Kong Stock Connect program (Shenzhen Stock Connect) or through a wholly owned subsidiary of Price Associates, which serves as the registered Qualified Foreign Institutional Investor (QFII) for all participating T. Rowe Price-sponsored products (each a participating account). Related to A shares held through the QFII, investment decisions are specific to each participating account, and each account bears the economic consequences of its holdings and transactions in A shares. Further, the fund’s ability to repatriate cash associated with its A shares held through the QFII is subject to certain restrictions and administrative processes involving the Chinese government; consequently, the fund may experience substantial delays in gaining access to its assets or incur a loss of value in the event of noncompliance with governmental requirements. A shares acquired through the QFII are valued using the onshore renminbi exchange rate (CNY), and those acquired through the Shanghai Stock Connect and Shenzhen Stock Connect are valued using the offshore renminbi exchange rate (CNH). CNY and CNH exchange rates may differ; accordingly, A shares of the same issue purchased through different channels may not have the same U.S. dollar value. Generally, the fund is not subject to capital gain tax related to its A share investments.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At April 30, 2017, the value of loaned securities was $158,105,000, including securities sold but not yet settled, which are not reflected in the accompanying Portfolio of Investments; the value of cash collateral and related investments was $164,989,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $792,442,000 and $536,444,000, respectively, for the six months ended April 30, 2017.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At April 30, 2017, the cost of investments for federal income tax purposes was $4,692,417,000. Net unrealized gain aggregated $1,273,622,000 at period-end, of which $1,439,023,000 related to appreciated investments and $165,401,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, certain foreign currency transactions are subject to tax, and capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2017, the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a sub-advisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.75% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.270% for assets in excess of $500 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2017, the effective annual group fee rate was 0.29%.

The I Class is subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until February 28, 2018, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses to exceed the I Class limit in effect at the time of the waiver. However, no repayment will be made more than three years after the date of a payment or waiver. For the six months ended April 30, 2017, the I Class operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and I Class. For the six months ended April 30, 2017, expenses incurred pursuant to these service agreements were $42,000 for Price Associates; $620,000 for T. Rowe Price Services, Inc.; and $138,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to special servicing agreements, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under these agreements are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended April 30, 2017, the fund was allocated $104,000 of Spectrum Funds’ expenses. Of these amounts, $70,000 related to services provided by Price. At period-end, the amount payable to Price pursuant to these agreements is reflected as Due to Affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. Less than $1,000 of redemption fees reflected in the accompanying financial statements were received from the Spectrum Funds. At April 30, 2017, approximately 6% of the outstanding shares of the Investor Class were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Government Reserve Fund, the T. Rowe Price Treasury Reserve Fund, or the T. Rowe Price Short-Term Fund (collectively, the Price Reserve Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended April 30, 2017, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

NOTE 7 - SUBSEQUENT EVENT

Effective May 1, 2017, Price Associates will implement an additional tier in the graduated fee schedule for the group fee rate, whereby a rate of 0.265% will be applied for combined net assets of the group in excess of $650 billion.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement and Subadvisory Agreements

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), as well as the continuation of the investment subadvisory agreements (Subadvisory Contracts) that the Advisor has entered into with T. Rowe Price International Ltd and T. Rowe Price Hong Kong Limited (Subadvisors) on behalf of the fund. In that regard, at an in-person meeting held on March 6–7, 2017 (Meeting), the Board, including a majority of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract and Subadvisory Contracts. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and Subadvisors and the approval of the Advisory Contract and Subadvisory Contracts. The independent directors were assisted in their evaluation of the Advisory Contract and Subadvisory Contracts by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract and Subadvisory Contracts, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor and Subadvisors about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor and Subadvisors
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor and Subadvisors. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s and Subadvisors’ senior management teams and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor and Subadvisors.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total returns for the 1-, 2-, 3-, 4-, 5-, and 10-year periods as of September 30, 2016, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates, including the Subadvisors) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor and Subadvisors may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to an expense limitation agreed to by the Advisor with respect to the fund’s I Class). At the Meeting, the Board approved an additional 0.005% breakpoint to the group fee schedule, effective May 1, 2017. With the new breakpoint, the group fee rate will decline to 0.265% when the combined average net assets of the applicable T. Rowe Price funds exceed $650 billion. Under the Subadvisory Contracts, the Advisor may pay each Subadvisor up to 60% of the advisory fee that the Advisor receives from the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, total expenses, actual management fees, and non-management expenses of the Investor Class of the fund to a group of competitor funds selected by Broadridge (Investor Class Expense Group) and (ii) total expenses, actual management fees, and non-management expenses of the Investor Class of the fund to a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Advisor after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflects the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the second quintile (Investor Class Expense Group), the fund’s actual management fee rate ranked in the third quintile (Investor Class Expense Group) or fourth quintile (Expense Universe), and the fund’s total expenses ranked in the first quintile (Investor Class Expense Group) and first or second quintile (Expense Universe).

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract and Subadvisory Contracts
As noted, the Board approved the continuation of the Advisory Contract and Subadvisory Contracts. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract and Subadvisory Contracts (including the fees to be charged for services thereunder).

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 15, 2017

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 15, 2017

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date June 15, 2017